EXHIBIT 10.6

3467 PARTNERSHIP
                                 LEASE AGREEMENT

1. PARTIES. This Lease Agreement is between THE 3467 PARTNERSHIP, hereinafter referred to as the "LESSOR" and EDIETS.COM, INC., a Delaware Corporation hereinafter referred to as "LESSEE".

2. PREMISES. LESSOR hereby leases to LESSEE and LESSEE leases from LESSOR, for the term and upon the terms and conditions hereinafter set forth, the Premises known as Suites 1 and 2 in the Building located at 3467 West Hillsboro Boulevard, Deerfield Beach, Florida, consisting of approximately 2,600 square feet, together with non-exclusive use of the building, common areas and other improvements constructed in said business center as hereinafter provided, and together with the non-exclusive right to use all adjoining parking areas, driveways, sidewalks, road alleys and means of ingress and egress in the business center of which leased Premises are a part. THIS DOES NOT INCLUDE OR ALLOW ANY PARKING SOUTH OF OUR BUILDING ON PROPERTY THAT DOES NOT BELONG TO THE PARTNERSHIP (WORLD GYM LOADING DOCK).

3. TERM. The term of this Lease shall be for 5 years, commencing on the 18th day of November 1999 and the Lease shall continue until the 30th day of September 2004, unless sooner terminated or extended as herein provided. Should such event occur on other than the first day of calendar month, LESSEE agrees to pay a proportionate part of the monthly rental herein provided for that month only (rent divided by days in month).

4. RENT. LESSEE agrees to pay to LESSOR or his designee, without deduction or offset, prior notice/demand, a minimum monthly base rent for first year of $2,270.67 plus $920.83 pass-thru expenses plus $191.49 sales tax (or as per State of Florida Sales Tax requirement) for a total of $3,382.99 (Three thousand, three hundred and eighty-two dollars and ninety-nine cents). The base rent for the second year is $2,384.20 plus $920.83 pass-thru expenses plus $198.30 sales tax for a total of $3,448.08 (Three thousand, four hundred and forty-eight dollars and eight cents). The base rent for the third year is $2,503.41 plus $920.83 pass-thru expenses plus $205.45 sales tax for a total of $3,529.69 (Three thousand, five hundred and twenty-nine dollars and sixty-nine cents). The base rent for the fourth year is $2,628.58 plus $920.83 pass-thru expenses plus $212.96 sales tax for a total of $3,762.37 (Three thousand, seven hundred and sixty-two dollars and thirty-seven cents). The base rent for the fifth year is $2,760.01 plus $920.83 pass-thru expenses plus $220.85 sales tax for a total of $3,901.69 (Three thousand, nine hundred and one dollars and sixty-nine cents). Sales tax shall be waived if LESSEE has a valid Tax Exemption Certificate. Such monthly rental shall be paid in advance on or before the first day of each month. The pass-thru expenses will be

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         adjusted annually up or down relative to this LESSEE's prorated share of taxes (including real estate taxes and special assessments), cleaning, utilities, maintenance, insurance, etc. See Paragraphs 8, 9, 10 and 11.

5. SECURITY PROVISIONS. Upon signing this lease, please submit to the LESSOR $2,225.81 to bring your Security Deposit up to date. This will be added to your current deposit of $1,675.88. The LESSOR shall retain as security for the faithful performance of all covenants, conditions, and agreements of this Lease, but in no event shall LESSOR be obliged to apply the same to rent or other charges in arrears or upon damages for LESSEE's failure to perform the said covenants, conditions and agreement, LESSOR may also apply the security, at its option, and LESSOR's right to the possession of the Leased Premises for nonpayment of rent or for any other reason shall not in any event be effected by reason of the fact that LESSOR holds this security. The said sum, if not applied toward the payment of rent in arrears or toward payment of damages suffered by LESSOR by reason of LESSEE's breach of the covenants, conditions and agreements of this Lease, is to be returned to the LESSEE without interest when this Lease is terminated, the space returned to the LESSOR in a clean, undamaged and leasable condition (usual wear and tear excepted), according to the terms of this Lease, and in no event is the said security to be returned until LESSEE has vacated the Leased Premises and delivered possession to LESSOR. In the event that LESSOR repossess the Leased Premises because of the LESSEE's defaulter because of LESSEE's failure to carry out the covenants, conditions and agreements of this Lease LESSOR may apply the said security towards all damages suffered to the date of said repossession and may retain the Security Deposit to apply upon all damages as may be suffered or shall accrue thereafter by reason of LESSEE's default or breach (except only if the eviction is due solely to the use of the premises in breach of Paragraph 7 and payments are up to date).

6. The LESSEE is responsible for installation and maintenance of all floor and wall treatments and any other interior decorating or other interior modifications, the directory insert and door signs for the subject Premises (provided by LESSOR at LESSEE's expense) in accordance with the terms and conditions contained herein for such lettering.

7. USE. The premises may be used for the following purpose. OFFICE (and any related use upon LESSOR's approval) USE ONLY, and for no other purpose whatsoever without the written consent of LESSOR, which may be arbitrarily withheld at the LESSOR's discretion.

                  The space shall not be utilized for an abortion clinic, a drug rehab., or any other use that may cause the LESSEES of the Building to be inconvenienced by the LESSEE's Clients or anyone demonstrating against the LESSEE or the LESSEE's Clients. In addition, the LESSEE shall not allow its Employees or Clients to loiter in any of the building's common areas or in any adjoining area.

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8.       UTILITIES. (A) LESSEE agrees to pay all charges for electricity used by
         it. (B) LESSEE agrees to pay 42% percentage of LESSOR's water and sewer charges by the City.

9. TAXES/INSURANCE. LESSEE agrees to pay all taxes/insurance levied upon LESSEE's personal property, including trade fixtures and inventory, not owned by LESSOR and kept on the leased premises. LESSOR agrees to pay all taxes/insurance and assessments levied against the land and the building and improvements, other than trade fixtures of LESSEE situated thereon. LESSEE shall pay LESSOR each month, in addition to the rent, 42% of said taxes/insurance as LESSEE's proportionate share of the taxes and insurance. Adjustments will be made at the end of each year when the LESSOR receives the tax and insurance bills. All of the above are included in the pass-thru expenses of Paragraph 11.

10. TRASH. LESSEE agrees to pay 42% of all trash charges. Any trash requirements over and above normal office use will be separately charged to the individual LESSEE at the LESSOR's option. This 42% is included in the pass-thru expenses of Paragraph 11.

11. COMMON AREAS. (A) LESSOR shall be responsible for exterior cleaning, landscape maintenance, irrigation, exterior maintenance and exterior lighting of the common areas of the business center, but LESSEE shall bear a 42% of the cost. (B) With regard to the LESSEE's proportionate share of utilities, taxes/insurance, trash and common area maintenance as per Paragraphs 8,9,10 and 11 for this year, there will be a $4.25 per sq. ft. charge to the LESSEE. This figure will be adjusted annually relative to the Tenant's pro rata share of real estate taxes, building maintenance and insurance.

12. REPAIRS AND MAINTENANCE OF LEASED PREMISES RESPONSIBILITIES OF LESSEE. Without limiting the generality of Paragraph 11, LESSEE agrees to repair and maintain in good order and condition the non-structural interior portions of the Leased Premises, including the store fronts, doors, windows, plate and window glass, and floor coverings, (3) air conditioning units, plumbing and electrical facilities and appliances. For any major repairs on AC, electrical or plumbing, the LESSEE will only be responsible for the first $150.00 per repair (unless repairs are due to poor maintenance practices by LESSEE), and the LESSOR will pay the balance. LESSEE shall, at its own expense, perform all janitorial and cleaning services within the demised premises in order to keep same in a neat, clean and orderly condition.

                  Neither LESSOR nor LESSOR's Agents shall be liable for any damages caused by or growing out of any breakage, leakage, getting out of order or defective condition of the electric wiring, air conditioning, and equipment, closets, plumbing, roof, appliances, other equipment, or other facilities serving the Leased Premises.

                  All property belonging to LESSEE or any occupant of the Leased Premises shall be there at the risk of LESSEE or such other person only, and LESSOR shall not be liable for damage thereto or theft or misappropriation thereof. At the expiration of the tenancy hereby created, LESSEE shall surrender the Leased Premises in the same condition as the Leased Premises were in upon delivery of possession thereto under this Lease, reasonable wear and tear excepted, and damage by unavoidable casualty

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         excepted, and shall surrender all keys for the Leased Premises to
         LESSOR. LESSEE shall remove all and any alterations or improvements which LESSOR requests to be removed before surrendering the premises as aforesaid and shall repair any damage to the Leased Premises caused thereby. LESSEE's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of the Lease.

13. REPAIRS AND MAINTENANCE OF LEASED PREMISES RESPONSIBILITY OF LESSOR. LESSOR agrees to repair and maintain in good order and condition the roof, roof drains, outside walls (and their finish), foundations and structural portions (both interior and exterior) of the Leased Premises. There is excepted from the preceding covenant, however: (1) repair or replacement of broken plate or window glass (except in case of damage by fire or other casualty covered by LESSOR's fire and extended coverage policy); (2) repair of damage caused by the LESSEE, its employees, agents, contractors, customers, invitees, and (3) interior repainting and redecoration. The LESSOR will replace the A/C compressor.

                  Except as provided herein, LESSOR shall not be obligated or required to make any other repairs, and all other portions of the Leased Premises shall be kept in good repair and condition by LESSEE, and at the end of the term of this lease, LESSEE shall deliver the Leased Premises to LESSOR in good repair and condition, reasonable wear and tear and damage from fire and other insured casualty excepted.

                  Nothing in this Lease shall negate the LESSEE's responsibility to pay 42% of the LESSOR's utility, taxes, insurance and common areas maintenance expenses (See Paragraphs #8,9,10, 11). The LESSOR must have access to each suite in case of emergency and the LESSEE is unavailable.

14. ALTERATIONS. LESSEE shall not make any interior alterations or alterations involving structural changes without securing LESSOR's written consent, which consent shall not be unreasonably withheld; without cost to LESSOR. All alterations and improvements shall become the property of LESSOR and remain upon the premises as a part thereof, and be surrendered with the Premises upon the termination of the Lease. No exterior alterations shall be made by LESSEE.

15. TRADE AND OTHER FIXTURES. LESSEE may install or cause to be installed such equipment and trade and other fixtures as are reasonably necessary for the operation of its business. Such equipment and trade and other fixtures may be installed prior to acceptance of the improvements and shall remain personal property and title thereto shall continue in the owner thereof, unless attached or affixed to the demised Premises in such manner as to render them incapable to removal without causing damage to the Premises. In the event such equipment and trade and other fixtures are subject to a lien or title retention instrument, LESSOR shall have the right and be able to enforce the same as stated therein.

16. RIGHT TO PLACE SIGNS, AWNINGS AND CANOPIES. LESSOR shall install all signage visible from exterior. All door and directory sign inserts shall be ordered and installed by LESSOR and paid for by LESSEE. No other signs (building, window, door, etc.) are

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         allowed. LESSEE will not place or permit to be placed on any exterior door or wall of the Premises any signs, awnings, canopy, or advertising matter or any other thing of any kind, and will not place or maintain any decoration, letters or advertising matter on the glass of any door or wall, will not place any illuminated sign in any window area of the Premises WITHOUT FIRST OBTAINING LESSOR'S WRITTEN APPROVAL which may be arbitrarily withheld at the LESSOR's sole discretion.

17. CASUALTY DAMAGE. In the event the Premises shall be destroyed or so damaged or injured by fire or other casualty during the life of this Lease, whereby the same shall be rendered untenantable, then the LESSOR shall have the right to render said Premises tenantable by repairs within ninety (90) days therefrom. There shall be abatement or reduction of rent during said ninety (90) day period. If said Premises are not rendered tenantable within said time, it shall be optional with either party hereto to cancel this Lease, and in the event of such cancellation the rent shall be paid only to the date at which time the Premises were rendered untenantable. The cancellation herein mentioned shall be evidenced in writing.

18. INDEMNIFICATION OF LESSOR. LESSEE, during the term hereof, shall indemnify LESSOR against all claims and demands, whether for injuries to persons, loss of life, or damage to property occurring within the demised Premises and arising out of the use and occupancy of the demised Premises by LESSEE, excepting, however, such claims and demands, whether for injuries to persons, loss of life, or damage to property caused by acts or omissions of LESSOR. Nothing contained in this Paragraph shall, however, detract for LESSOR's rights to protection under the public liability insurance policy to be paid by LESSEE as specified in Paragraph 33 hereof.

19. ASSIGNMENT AND SUBLETTING. LESSEE shall not assign this Lease, nor sublet the Premises, or any part thereof nor use the same or any part thereof, nor permit the same, or any part thereof, to be used for any other purpose than as above stipulated, without the written consent of LESSOR, which consent shall not be unreasonably withheld. Under no circumstances will the LESSEE be permitted to assign this Lease or sublet the Premises before taking possession of the space and operating the Premises for the purpose as represented in Paragraph No. 7 herein for a period of no less than six (6) months. Any sale of the Tenant's corporation (eDiet.com, Inc.) or any sale or transfer of more than 49% of the stock of said corporation shall be considered an assignment to this Lease. (Other than a Public offering which shall evoke no change in this Lease as to LESSEE's Corporation ownership).

20. BANKRUPTCY. Should LESSEE make an assignment for benefit of creditors or be adjudicated bankrupt, such action shall constitute a default of this Lease for which LESSOR shall have all of the remedies available to it under Paragraph 25 herein below.

21. COMPLIANCE WITH LAWS. LESSEE will promptly comply with all applicable and valid laws, ordinances and regulations of Federal, State, County, Municipal or other lawful authority pertaining to the use, occupancy and alteration of the leased Premises.

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22.      EMINENT DOMAIN. If all of the Leased Premises and common areas are taken under the power of eminent domain or conveyed under threat of condemnation proceedings, or if any part of the building or 30% or more of the common areas is taken or conveyed, then, in either event, this Lease shall terminate effective as of the date LESSEE is required to give up the right to occupy or use said building or common areas. If this Lease is not terminated as above provided, LESSOR and LESSEE shall agree upon equitable reduction of the rental, based on the reduction in the building or common areas. If the parties fail to agree upon such reduction within sixty (60) days from the date of the final award or payment for the part of the leased Premises so taken or conveyed, LESSOR and LESSEE shall choose one arbitrator each, and the two arbitrators so chosen shall choose a third arbitrator. The decision of any two of the arbitrators as to the rental reduction, if any, shall be binding on LESSEE and LESSOR, and any expense of the arbitration shall be divided equally between the LESSEE and the LESSOR. The LESSEE shall pay the full rent pending final determination of the reduction, and upon said determination, the rent shall be adjusted retroactively to the date of actual reduction in the Premises or common areas.

23. ATTORNEY FEES. If it becomes necessary to enforce any covenant of this Lease or for the breach of any covenant or condition herein contained, the parties hereto agree that the party who has breached that condition shall pay to the other party seeking to enforce the provisions of this Lease a reasonable attorney's fee and costs.

24. LATE CHARGES. LESSEE agrees to pay a late charge to the LESSOR of $35.00 plus $5.00 per day for each monthly rent payment which may be more than five (5) days past due; plus an additional check charge of $35.00 for any check from the LESSEE which is returned to the LESSOR uncollected for any reason. These charges shall be considered as additional rent.

25. DEFAULT. In the event LESSEE shall default in the payment of the monthly rent or any additional payments as provided herein and said default shall continue for a period of ten (10) days after the due date thereof, said default shall, at the election of LESSOR, work as a forfeiture of this Lease, or LESSOR may enforce performance in any manner by law, and LESSOR's agent or attorney shall have the right without further notice or demand to re-enter and remove all persons for LESSOR's property without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or breach of covenant, or LESSOR's attorney or Agent may resume possession of the property and re-let the same for the remainder of the term at the best rental such agent or attorney can obtain for the account of LESSEE, who shall pay any deficiency, and LESSOR shall have a lien as security for such rental upon the fixtures and equipment belonging to LESSEE which are on the demised Premises. Notwithstanding any other remedy available to LESSOR, in the event of default by LESSEE, all rent due for the balance of the term of this Lease shall, at the election of LESSOR, become immediately due and payable.

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                  In the event LESSEE shall default in the performance of any of the terms or provisions of this Lease other than the payment of monthly rent, LESSOR shall promptly so notify LESSEE in writing. If LESSEE shall fail to cure such default within twenty (20) days after receipt of such notice, or if the default is of such character as to require more than twenty (20) days to cure and LESSEE shall fail to commence to do so within twenty (20) days after receipt of such notice and thereafter diligently proceed to cure such default, then in either event LESSOR may, at its election, cure such default and such expense shall be added to the rent otherwise due, or LESSOR may, at its election, declare the Lease forfeited, and shall have available to it the same remedies as are available in the case of default in the payment of rent.

26. LESSOR'S COVENANTS. LESSOR covenants that they have good and marketable title to the Premises in fee simple absolute and that the same is subject to no Leases, tenancies, agreements, encumbrances, liens, restriction, or defects in title affecting the rights granted LESSEE in this Lease; that there are not restrictive covenants, zoning or other ordinances or regulations applicable to the demised Premises which will prevent LESSEE from conducting its usual business (See paragraph #7).

27. QUIET ENJOYMENT. LESSEE upon paying the rent and performing the covenants and agreements of this Lease shall quietly have, hold and enjoy the demised premises and all rights granted LESSEE in this Lease during the term thereof and extensions thereto, if any.

28. PARKING. No vehicles or equipment of LESSEE are to be parked overnight on premises.

29. SUBORDINATION. LESSEE hereby agrees that its Leasehold interest hereunder is subordinate to any mortgages or trust deeds now on, or hereafter to be placed on, the premises Leased hereunder and to all advances made or that may be made on account of the encumbrances to the full extent of the principal sums secured thereby and interests thereon.

30. NOTICE. Any notices required or permitted hereunder shall be in writing and delivered whether in person to the other party or the other party's authorized agent, or by United States Certified Mail, Return Receipt Requested, postage full prepaid, to the addresses set forth hereinafter, or to such other address as either party may designate in writing and deliver as herein provided.

         LESSOR: 3467 Partnership           LESSEE: eDiets.com, Inc.
                 3467 W. Hillsboro Blvd. #3         3467 W. Hillsboro Blvd. #1,2
                 Deerfield Beach, FL 33442          Deerfield Beach, FL 33442

31. WINDOW COVERINGS. There is no requirement for the LESSEE to cover the windows of the Premises. If, in fact, the LESSEE desires to cover a window on the Premises and

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         the covering is visible to the street, such window covering shall be in accordance with following:

                  Micro-Blinds (1/2" horizontal blinds) as manufactured by Bali (or other manufacturer acceptable to the LESSOR) with hold-down brackets. Color or finish may be as desired by the LESSEE, subject to the LESSOR's approval which will not be unreasonably withheld.

32. RECORDING. This Lease Agreement shall not be filed for Public Record by any party hereto.

33. LIABILITY INSURANCE. LESSEE agrees at LESSEE's expense to maintain in force continuously throughout the term of this Lease and any extension hereof public liability insurance covering the leased Premises, and naming LESSOR its designees and its mortgagee as additional insurers, with single limits of $1,000,000.00 for death or personal injury and $250,000.00 for property damage, and shall upon written request of LESSOR furnish LESSOR a certificate by the insurer that such insurance is in force and is not cancelable on less than thirty (30) days notice.

                  It is agreed that all policies of insurance to be maintained in force by the respective parties hereto shall be obtained from good and solvent insurance companies.

                  LESSEE is to obtain Workman's Compensation insurance. LESSEE shall maintain and keep in force all employees' compensation insurance required under the laws of the State of Florida, and such other insurance as may be necessary to protect LESSOR against any other liability to person or property arising hereunder by operation of law, whether such law be now in force or adopted subsequent to the execution hereof.

                  LESSEE's failure to keep in effect and pay for such insurance as outlined herein above and pay for such insurance as it is in this Section required to maintain, shall entitle the LESSOR to do so for LESSEE, in which event the insurance premiums paid by LESSOR shall become due and payable forthwith and shall be deemed as additional rent. Failure of LESSEE to pay same on demand shall constitute a breach of this Lease, and LESSEE will be held personally liable for same.

34. PLATE GLASS. The replacement of any plate glass damaged or broken from any cause whatsoever in and about the Leased Premises shall be LESSEE's responsibility. LESSEE agrees to replace any damaged or broken glass as soon as possible. Said glass to exactly match the original adjoining material without exception.

35. INCREASE IN FIRE INSURANCE PREMIUM. LESSEE agrees that it will not keep, use, sell or offer for sale in or upon the Leased Premises any article which may be prohibited by the standard form of fire and extended risk insurance that may be charged during the term of this Lease on the amount of such insurance which may be carried by LESSOR on said premises or the building of which they are a part, resulting from the type of merchandise maintained or sold by LESSEE in the Leased Premises, whether or not

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         LESSOR has consented to the same. In determining whether increased premiums are the result of LESSEE's use of the Leased Premises, a schedule issued by the organization making the insurance rate on the Leased Premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire insurance rate on the Leased Premises. LESSEE agrees to promptly make, at LESSEE's cost, any repairs, alterations, changes and/or improvements to equipment in the Leased Premises required by the company insuring LESSOR's fire insurance so as to avoid the cancellation of, or the increase in premiums on said insurance.

                  In the event LESSEE's occupancy and use of Leased Premises causes any increase of premium for the fire and/or casualty rates on the Leased Premises or any part thereof above the rate for the least hazardous type of occupancy legally permitted on the premises, the LESSEE shall pay the additional premium on the fire, boiler and/or casualty insurance policies by reason thereof. The LESSEE also shall pay in such event, any additional premium on the rent insurance policy that may be carried by the LESSOR for its protection against rent loss through fire or other casualty. Bills for such additional premiums shall be rendered by LESSOR to LESSEE at such times as LESSOR may elect and shall be due from payable by LESSEE when rendered, and the amount thereof shall be deemed to be additional rent.

36. INDEMNIFICATION OF LESSOR. LESSEE shall indemnify LESSOR and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Leased Premises, or the occupancy or use by LESSEE of the Leased Premises of any part thereof occasioned wholly or in part by any act or omission of LESSEE, its agents, contractors, employees, servants, lessees, or concessionaires, whether occurring in or about the Lease Premises or outside the Leased Premises but within the Shopping Center. In the case LESSOR shall be made a party to any litigation commenced against LESSEE, then LESSEE shall protect and hold LESSOR harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by LESSOR in connection with such litigation.

37. WAIVER OF SUBROGATION. LESSOR and LESSEE waive, unless said waiver should invalidate any such insurance, their right to recover damages against each other for any reason whatsoever to the extend the damaged party recovers indemnity from its insurance carrier. Any insurance policy procured by either LESSEE or LESSOR which does not name the other as a named insured shall, if obtainable, contain an express waiver of any right of subrogation by the insurance company against the LESSOR or LESSEE, whichever the case may be. All public liability and property damage policies shall contain an endorsement that LESSOR, although named as an insured, shall nevertheless be entitled to recover for damages caused by the negligence of LESSEE.

38. TIME OF THE ESSENCE. Time is of the essence of each and every provision, covenant, and condition herein contained and on the part of LESSEE and LESSOR to be done and performed.

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39.      SAVING CLAUSE. It is understood and agreed that should any part, term, sentence, clause or provision of this Lease be declared by the courts to be invalid, the validity of the remaining portions or provisions shall not be affected thereby.

40. HOMESTEAD WAIVER. LESSEE hereby waives and renounces for himself and family any and all homestead and exemption rights he may have now, or hereafter, under or by virtue of the constitution and laws of the State of Florida or of any other State, or of the United States, as against the payment of said rental or any portion hereof, or any other obligation or damage that may accrue under the terms of this agreement.

41. ANNUAL RENT ADJUSTMENT. During the full term of this Lease and any extensions thereof, the base rent shall be increased annually by 5%. The adjusted base rent shall be computed annually on the anniversary date of the Lease by multiplying 1.05 times the most current base rent at the end of the prior year (1.05 x Prior year base rent = Adjusted base rent).

42. LESSOR'S OPTION. In the event the subject property is sold the Lessor at his option may terminate this lease by giving ninety (90) days written notice (certified mail return receipt) to the Lessee. Any transfer or change of more than 49% of the Ownership of the 3467 Partnership shall be considered as a sale of subject property.

43. COMPLETE AGREEMENT. This Lease contains a complete expression of the Agreement between the Parties and there are no promises, representations or inducements except such as are herein provided. This Lease Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representative, successors and assigns.

44. The LESSOR, the LESSEE's behalf, shall re-construct Suite #1 & 2 in accordance with the plans approved by the LESSEE (dated 9-30-99, revised and signed 10-4-99). Costs of reconstruction of soon to be occupied Suite #1 shall be as noted in Addendum #1 to the lease for Suite #2 dated 4-29-99.

         EXECUTED BY LESSOR this ______ day of ____________________, 1999.

         LESSOR
         3467 Partnership

         By _____________________ Title:   Partner

            _____________________ Title:   Partner

            _____________________ Witness

         LESSEE
         eDiets.com,Inc.

         By _____________________ Title: Director of Operations and
                                         Corporate Officer

                                  Witness

October 18, 1999

RE:      SUITES 1 AND 2 CONSTRUCTION ADDENDUM TO SUITE #1 LEASE DATED 4-29-99

1. The new Air Handling Unit (supplied and installed by LESSOR) has been installed in a location specified by the LESSEE. Please note that the LESSOR shall bear no responsibility for any damages (or down time to any equipment) caused by the AHU pan overflowing or other defects of the AHU. This AHU shall be maintained exclusively by the LESSEE.

2. The additional cost of painting above the ceiling grid, if performed is $2,800 plus an additional $750.00 for prep and cleanup. This is no guarantee that the paint will adhere to all existing surfaces, mechanical and electrical equipment, etc. due to the fact that this attic and the equipment therein were not designed for or constructed to accommodate exposed painted surfaces. These costs are in addition to the normal costs in paragraph #5. If this work is performed in the LESSEE's behalf the LESSEE shall pay at termination of lease to the LESSOR the sum of $1,000.00 for future replacement of acoustic ceiling panels and R19 insulation.

3. Be advised that the new AC system recently installed by the LESSOR is not sized properly to air condition the attic as well as the rooms (with no roof or ceiling insulation). It is the LESSOR's guestimate that the AC capacity needed to air condition these attics and rooms may need an additional 1 or 2 tons. (This is guestimated on an approximate 2,000 cubic feet of area to be cooled). The LESSEE will take full responsibility for any lack of sufficient cooling capacity. Any additional tonnage shall be supplied and installed at the sole expense of the LESSEE.

4. The LESSEE is advised that, in the event the LESSEE needs additional electrical power for additional AC capacity or any other reason, the LESSEE at its sole expense shall install upgraded electrical service (to be provided by LESSOR).

5.       CONSTRUCTION COSTS PER TENANT'S INSTRUCTIONS:

         Base Contract (credit $750.00 for ceiling panel & insulation installation)                   $8,235.00
         Painting of ceiling above grid                                                                2,800.00
         Prep and cleanup of painting of ceiling                                                         750.00
         Aluminum Power Poles                                                                          2,500.00
         Additional AC Work (including 3 drops)                                                          450.00
         Additional Electrical Work Including Phasing and Telephone Board                                300.00
         Architectural Services                                                                          900.00
         Carpet by Tenant                                                                                 N/C
         Permits:
         Demolition                                                                                       70.25
         DNRP Review                                                                                      30.00
         Building (Plan Review @ $125.00/hr.)                                                   Assume   300.00
         New Air Handler Unit                                                                             N/C
         Relocate AHU                                                                                    100.00
                                                                                                     ----------
                                                                       TOTAL                         $16,435.25

6. The LESSEE is responsible for all constructions costs incurred at the direction and instructions of the LESSEE (see Plans approved 10-4-99). See Addendum paragraphs #2 and #5. The LESSEE may request the LESSOR to finance this construction cost of up to $10,000.00. The LESSOR shall do so by adding a service charge of 10% per year (on unpaid balances) on all of the LESSOR's advanced monies. The LESSOR shall be repaid in 60 equal payments (plus interest). Said sum shall be considered loan repayment and shall be due and payable on the first day of each month simultaneous with monthly rent payments due under this lease.

7. In the event that the LESSEE (or the LESSOR on the LESSEE's behalf) removes any of the existing interior walls in Suite #1 or 2, then the LESSEE shall pay to the LESSOR the sum of $3,780.00 (plus sales tax) as compensation for replacement of the walls. Said sum shall be paid to the LESSOR over the five year lease term in 60 monthly installments of $63.00 (plus sales tax). Said sum shall be considered additional rent and shall be due and payable on the first day of each month simultaneous with the monthly rent payments due under this lease.

         The LESSOR will refund the $3,780.00 to the LESSEE provided the LESSEE faithfully completes the five year term of this lease and provided one of the following conditions occur:

         a. If the LESSEE renews this lease for a three year term or longer with rent and terms agreeable to the LESSOR and LESSEE. Said monies to be prorated as a monthly deduction to the lease. The sales tax shall not be refunded.

         b. If Suites #1 and 2 are leased to a third party for a three year term or longer with occupancy within thirty days or less of termination of this lease and provided that it is not necessary to build any partition walls in the suites where walls were removed. Said monies to be paid to LESSEE as a lump sum within 90 days of occupancy of the third party LESSEE. The sales tax will not be refunded.


_______________________________               _______________________________
LESSOR                                        LESSEE

_______________________________               _______________________________
WITNESS                                       WITNESS